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                                                                    EXHIBIT 23.2

                 CONSENT OF LUCAS, HORSFALL, MURPHY & PINDROH


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
DCH Technology, Inc.



We consent to the incorporation by reference in this Registration Statement on Form S-8 of DCH Technology, Inc. of our report dated February 22, 1999, incorporated by reference in the Report on Form 10-SB of DCH Technology, Inc. for the year ended December 31, 1998.




         /s/ LUCAS, HORSFALL, MURPHY & PINDROH, LLP
         ------------------------------------------



Pasadena, CA
February 1, 2000